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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) August 9, 2002
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-10702                 34-1531521
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(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)



  500 Post Road East, Suite 320, Westport, Connecticut                 06880
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        (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

 (c)  Exhibits

     1. Statement Under Oath of Ronald M. DeFeo, the Principal Executive Officer of Terex Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings pursuant to Securities and Exchange Commission ("Commission") Order No. 4-460.

     2. Statement Under Oath of Joseph F. Apuzzo, the Principal Financial Officer of Terex Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings pursuant to Commission Order No. 4-460.

     3. Certification of Ronald M. DeFeo, the Principal Executive Officer of Terex Corporation, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     4. Certification of Joseph F. Apuzzo, the Principal Financial Officer of Terex Corporation, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.  Regulation FD Disclosure.

         Terex Corporation ("Terex") is furnishing the following under Item 9 of this Current Report on Form 8-K:

    (i) Statement Under Oath of Ronald M. DeFeo, the Principal Executive Officer of Terex, Regarding Facts and Circumstances Relating to Exchange Act Filings pursuant to Commission Order No. 4-460, which was delivered to the Commission on August 9, 2002.

    (ii) Statement Under Oath of Joseph F. Apuzzo, the Principal Financial Officer of Terex, Regarding Facts and Circumstances Relating to Exchange Act Filings pursuant to Commission Order No. 4-460, which was delivered to the Commission on August 9, 2002.

    (iii) Certification of Ronald M. DeFeo pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which was filed with the Commission on August 9, 2002 as an exhibit to Terex's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

    (iv) Certification of Joseph F. Apuzzo pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which was filed with the Commission on August 9, 2002 as an exhibit to Terex's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 9, 2002

                                                TEREX CORPORATION

                                                By:  /s/ Eric I Cohen
                                                     Eric I Cohen
                                                     Senior Vice President